Corporate Presentation Q3 2019 Exhibit 99.1

Important Notice EndoBarrier is not approved for sale and is limited by federal law to investigational use only; Property of GI Dynamics, Inc. Currency References Financial amounts in this presentation are expressed in U.S. Dollars, except where specifically noted. Forward-Looking Statements This presentation may contain forward-looking statements. These statements are based on GI Dynamics management’s current estimates and expectations of future events as of the date of this announcement. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with our ability to continue to operate as a going concern; our ability to obtain stockholder approval of the conversion feature of the August 2019 Note and issuance of the August 2019 Warrant, our ability to raise sufficient additional funds to continue operations and to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); our ability to execute STEP-1 under FDA’s Investigational Device Exemption; our ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; our ability to enroll patients in accordance with I-STEP; our ability to secure a CE Mark; our ability to maintain compliance with our obligations under our existing convertible note and warrant agreements executed with Crystal Amber, including our obligations to make payment on the Note that is due on 31 March 2020 and our ability to restructure the terms of the Note with Crystal Amber that is due on 31 March 2020 if we are unable to raise sufficient funds to enable us to fully repay such Note when due; obtaining and maintaining regulatory approvals required to market and sell our products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of our products; product pricing; timing of product launches; future financial results; and other factors, including those described in our filings with the U.S. Securities and Exchange Commission. Given these uncertainties, one should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless we are required to do so by law.

Executive Summary

PROBLEM TREATMENT GAP IN T2D & OBESITY	• 380m people WW with diabetes, creating an economic cost of **$2.5 Trillion by 2030** • Obesity #1 risk factor for type 2 diabetes, both are risk factors for cardiovascular disease • Weight loss procedures have significant complications incl. death, do not address diabetes
POTENTIAL SOLUTION ENDOBARRIER®	• Minimally invasive, reversible, 20 minute procedure uniquely targeting intestinal mechanisms • Demonstrated efficacy in lowering HbA1c, BMI, and insulin use in **~4,000 implants** OUS • **FDA IDE and IRB approval for U.S. pivotal study** – *enrolling*
LARGE MARKET OPPORTUNITY HIGH ROI	• EndoBarrier potentially fills a major treatment gap, addressing global metabolic disorder pandemic • High value to health systems in reducing significant costs of diabetes and related care • High margin, scalable, single-use implant
FUNDRAISE Completed USD $10m raise	• **Complete Stage 1 of U.S. pivotal trial (STEP-1)** – enrolling • **Initiate enrollment in I-STEP trial with Apollo Sugar in India →** joint venture distribution with Apollo • **Achieve CE Mark** and select re-commercialization in Europe & Middle East

19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.

3

Diabetes: High & Growing Cost U.S. and Worldwide EndoBarrier is not approved for sale and is limited by federal law to investigational use only; Property of GI Dynamics, Inc. CDC 2017: http://www.diabetes.org/assets/pdfs/basics/cdc-statistics-report-2017.pdf Global Diabetes Population in 2045 ‘03 ‘05 ‘07 ‘09 ‘11 ‘13 ‘15 ‘17 $500 B –––––––––––––––––––––––––––––––––– $1 TRILLION –––––––––––––––––––––––––––––– Rising Economic Costs of Diabetes $327 B $622 B $1.3 T $2.5 T 2017 2030 2017 2030 United States Worldwide 20m U.S. adults with T2D 61.3% with diabetes have BMI >30 15.6% have an HbA1C >9% Average medical expenditures for people with diagnosed diabetes ~ $13,700 per year. ~ $7,900 directly attributed to diabetes Average medical expenditures among people diagnosed with diabetes were about 2.3 times higher than expenditures for people without diabetes IDF Diabetes Atlas 8th Edition 2017 Country Reports 2017 National Diabetes Statistics Report Estimates of Diabetes & its Burden in the U.S.

Type 2 Diabetes & Obesity Treatment Gap

Treatment Gap exists because despite concurrent medication usage including insulin for many Type 2 diabetics, <50% of patients achieve glycemic control[5]



SURGERY
$30K 4
• Significant complications
• Mortality
• Not reversible
• 98% of eligible patients elect not to undergo the procedure
Treatment Gap
T2D + Obesity Treatment with Favorable Risk/Benefit Profile for Earlier Intervention
INSULIN
$4K
/ YEAR 3
Obesity & Pre-diabetes MEDICATIONS
$2.7K
/ YEAR 1
TYPE 2 DIABETES MEDICATIONS
$6K
/ YEAR 2
1) Avoid Insulin
2) Reduce/ Eliminate Insulin
3) Avoid gastric bypass
Per Patient Costs (US) & Health Risks

All costs "up to" the amount shown and in USD

1. Khan et al, Medical Care Expenditures for Individuals with Prediabetes, Population Health Management, Oct 2017.
2. Economic Costs of Diabetes in the US 2017, American Diabetes Association
3. KFF, Medicare Part D Spending on Insulin Increased 840 Percent Between 2007 and 2017
4. Doble et al, What are Real Costs of Bariatric Surgery?, Obesity Surgery, May 2017
5. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3889324/

5

EndoBarrier® Minimally Invasive Solution for Type 2 Diabetes

- Thin, flexible EndoBarrier implant lines the proximal intestine: food bypasses duodenum + upper intestine
- EndoBarrier is removed after 12 months of treatment
- EndoBarrier placed and removed through a gastroscope in a 20 minute outpatient procedure gi Dynamics
EndoBarrier®
NON-SURGICAL TREATMENT FOR PATIENTS WITH TYPE 2 DIABETES AND OBESITY
0:01 / 2:07





19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.

6

EndoBarrier® Mechanism of Action Mimics Gastric Bypass

Similar to Roux-en-Y Gastric Bypass (RYGB), EndoBarrier harnesses metabolic effects, utilizing the body's own blood glucose control mechanisms*:

- Gut Hormones
- Neural Circuits
- Bile Acids
- Glucose Transport


VAGUS NERVE
GUT HORMONES

*Mechanism of Action currently under investigation



1106 **Diabetes Care** Volume 41, May 2018

Effect of the Duodenal-Jejunal Bypass Liner on Glycemic Control in Patients With Type 2 Diabetes With Obesity: A Meta-analysis With Secondary Analysis on Weight Loss and Hormonal Changes

Pichamol Jirapinyo,[1,2] Andrea V. Haas,[2,3] and Christopher C. Thompson[1,2]

Diabetes Care 2018;41:1106–1115 | https://doi.org/10.2337/dc17-1985

"Conclusions: Duodenal-Jejunal Bypass Liner (DJBL) improves glycemic control and insulin resistance in T2D patients with obesity. DJBL also appears to induce significant weight loss in this population. Additionally, changes in gut hormones suggest mechanisms similar to RYGB."

19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.

7

Demonstrated Clinical Effect on HbA1c and Weight

> 1,000 patients in recent trials / analyses

PI	Study Title	Subjects		Type	Presented	HbA1c	Weight
		EB	Control				
Benes	The duodenal-jejunal bypass liner (EndoBarrier) for the treatment of type 2 diabetes mellitus in obese patients – efficacy and factors predicting optimal effects	45	24	RCT	DDW 2016	↓ 4.3%	EWL: 15%
Cinkajzlova	Circulating lipopolysaccharide and gut permeability in obese patients with type 2 diabetes: the influence of surgical and endoscopic interventions	15	15 (gastric) 10 (ctrl)	RCT	EASD 2017	↓1.7%	BMI: ↓ 3.7
Guenthert	Improvement in Glucose Metabolism After Bariatric Surgery: Comparison of Laparoscopic Roux-en-Y Gastric Bypass and Duodenal-Jejunal Bypass Liner	27	27 (RYGB)	RCT	DDW 2017	↓1.7%	BMI: ↓ 6.2
Holtmann	Improvement of Liver and Glycemic Parameters After Duodenal-Jejunal Bypass Sleeve (DJBS) Insertion	20	10	RCT	DDW 2017	n/a	↓11.3 kg
Jirapinyo	The effect of the duodenal-jejunal bypass liner on glycemic control in type-2 diabetic patients with obesity: a meta-analysis with secondary analysis on weight loss and hormonal changes	431	54	Meta-Analysis	DDW 2017 Diabetes Care 2018	↓1.3% (↓1.4%)	↓12.6kg EWL: 36.9% TWL: 18.9%
Ryder, Sen Gupta	REVISE-Diabesity Study: One Year Efficacy, Safety and Tolerability Outcomes of Endoscopic Duodenal Exclusion Using EndoBarrier® as an Adjunct to GLP-1	48	24	RCT	ADA 2017	↓2.1%	↓11.3 kg
Laubner	Comparative Efficacy & Safety of the Duodenal-jejunal Bypass Liner in Obese Patients with T2DM	111	222	Case Control	ADA 2017	↓1.3%	↓14.7kg

ADA Diabetes Care: EndoBarrier Meta-Analysis

Endpoint	Change	# Studies	# Patients
HbA1c reduction at explant	1.3%* *(15.5%)*	14	431
Reduction v Control	0.9%* *(10.8%)*	4	123
HbA1c reduction 6 months post explant	1.0%* *(11.9%)*	2	99
Total body weight reduction	12.6kg *(18.9%)*	10	395

* absolute %-point drop in A1Cs

19 September 2019
EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.
8

EndoBarrier® Positive Patient Impact*



"Patients included here are typical of our EndoBarrier treated patients, with some demonstrating additional benefits over and above weight and HbA1c."

– Dr. Robert Ryder, PI for EndoBarrier® Trials Sandwell and West Birmingham, UK Hospital NHS Trust

- View online: [ABCD REVISE Study]

Watch Video: Patient Testimonials



A1c ↓2.1%
ALT = 86 U/L (Fatty liver)
ALT = 11 U/L (Normal)

Begin Treatment | Post Removal (**30** mos.)



A1c ↓6.4%
Insulin 260 units daily
No Insulin Needed

Begin Treatment | Post Removal (**30** mos.)



A1c ↓2.6%
NIKE
Insulin 42 units daily
No Insulin Needed

Begin Treatment | Post Removal (**42** mos.)

~4,000 EndoBarrier Implants

*OUS patients and data shown

19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.

9

Strong Safety Profile, Improving with Time & Experience

- EndoBarrier adverse event rates have declined significantly over time due to numerous refinements, including clinician training and patient selection
- EndoBarrier risk is associated with implanted time only; no long-term sequelae or risks have been identified post removal

In August 2018, FDA approved IDE for the U.S. pivotal study

In February 2019, IRB approval received for U.S. pivotal study

EndoBarrier Adverse Event Rates / Time & Clinical Experience[1]



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
16%
10%
4%
30 day SAE rate for RYGB = 5%, incl. death[2]
early ('08 - '11)
Mid ('12-'15)
Recent ('16-'17)
Implant totals by period: n=600
n=2,672
n=514
Total
hepatic abscess: OUS on label
migration
pancreatitis
surgical removal
hepatic abscess: OUS total
bleeding
intolerance
perforation
liner obstruction

1. GI Dynamics, Inc. Internal Complaint Handling System OUS data
2. Aterbern et al, Comparative Effectiveness and Safety of Bariatric Procedures for Weight Loss: A PCORnet Cohort Study, Annals of Internal Medicine, 4 December 2018

19 September 2019
EndoBarrier is not approved for sale and is limited by federal law to investigational use only; Property of GI Dynamics, Inc.
10

U.S. Pivotal Study Design & Target Timeline

U.S. Pivotal Trial, **STEP-1: Single Therapy Euglycemic Procedure**

Primary Endpoint	Reduction of HbA1c at 12 month implant removal
Secondary Endpoints	Weight, HOMA-IR, NAFLD / NASH, CV risk, CKD, Insulin avoidance (at 12 & 24 months)
Randomization	3 EndoBarrier : 1 Control
Control	Double-blinded sham procedure
Stages	o Stage 1: 50 EndoBarrier / ~17 control o Stage 2: 130 EndoBarrier / ~43 control


2018
2019
2020
2021
Q1
Q2
Q3
Q4
IDE Approval
IRB Approval
Site Selection complete
Stage 1 Enrollment Start
Stage 1 Enrollment End
Stage 1 Implants Removed
Stage 1 Safety Review
Stage 2 Approval
Stage 2 Enrollment Start

19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.

11

Apollo Sugar Clinical Trial and Planned Partnership

Apollo Hospitals Largest private hospital system in India, *>65m patients in 141 countries*

Apollo Sugar Apollo Hospitals & Sanofi partnership focused on treatment of diabetes

> *"We believe EndoBarrier can provide a novel and powerful clinical tool for our clinicians, and we look forward to studying EndoBarrier in our hospitals for patients based in India and Southeast Asia."*
> – Gagan Bhalla, CEO of Apollo Sugar

Apollo Sugar Study in Collaboration with GI Dynamics: **I-STEP**
India Single Therapy Euglycemic Procedure

Primary Endpoint	Reduction in HbA1c at 12 month implant removal
Secondary Endpoints	Weight, HOMA-IR, NAFLD / NASH, CV risk, Insulin avoidance
Study Size	100 at 5 leading Apollo Sugar clinical sites
Randomization	3 EndoBarrier : 1 Control
GI Dynamics Cost	~$1-1.5 m over life of study



2018
2019
2020
2021
Q1
Q2
Q3
Q4
Apollo Sugar Partnership
Enrollment Start
Enrollment End
Implants Removed
Trial Data

19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.

12

Anticipated Commercial Milestones and Estimated Revenue



2019
2020
2021
2022
2023
2024
2025
CE Mark
CE Mark
Select EU/ME country commercialization (UK, Germany, Saudi Arabia, UAE, Qatar)
India
I-STEP Start
I-STEP Trial Data
CDSCO Submission / Approval
India Commercialization w/Apollo Sugar JV
US
STEP-1 Stage 1 Safety Review
STEP-1 Stage 2
FDA Submission
PMA
US Commercialization

- ***Combined peak sales in these markets could exceed $2.4 billion by 2029***
- ***With successful completion of Stage 1 of U.S. pivotal trial and near-term revenue, liquidity options could materialize within 5 years***

19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.

13

Scientific Advisory Board

Endocrinology



David Cummings, MD
Seattle, WA, USA



Judith Korner, MD
New York, NY USA



Carel le Roux, MD, PhD
Dublin, Ireland

Gastroenterology



Manoel Galvao Neto, MD
Sao Paulo, Brazil



Thomas Rösch, MD
Hamburg, Germany



Gerald Holtmann, MD
Brisbane, Australia

Renal Disorders



Allon Friedman, MD
Indianapolis, IN USA

Infectious Disease



Steven Opal, MD
Providence, RI USA

Metabolic Surgery



Ricardo Cohen, MD
Sao Paulo, Brazil



Jan Willem Greve, MD, PhD
Heerlen, Netherlands



Francesco Rubino, MD
London, UK



Philip Schauer, MD
Cleveland, OH USA

19 September 2019
EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.
14

Experienced Leadership – Healthcare, Operations, M&A

Leadership Team



Over 90 years experience in medical devices

Janell Shields	–	Manager Marketing & I.R.
Steve Linhares	–	VP of Clinical & Regulatory
Scott Schorer	–	President & CEO
Charley Carter	–	Chief Financial Officer
Paul Pelletier	–	Director of Quality

Executive



Scott Schorer
President & CEO

20+ years as executive in medical device, biologics, healthcare IT companies

Significant early-stage, new product experience

Raised >$120m through private equity, public equity and debt financings

Systagenix Wound Management; IST; CentriMed/Global Healthcare Exchange (GHX)

US Army, Airborne Ranger

Non Executive Directors



Dan Moore
Chairman

30+ years in medical device companies

Boston Scientific: 18 years in domestic and international sales, operations and executive management in global medical device manufacturing. Served as CEO of **Cyberonics, Inc.**

NED: LivaNova (NASDAQ: LIVN), ViewRay (NASDAQ: VRAY), Epilepsy Foundation of America, BioHouston, Weldon School of Bioengineering, BrainScope



Juliet Thompson

20+ years experience healthcare banking

Nomura Code: Founder, Head Corporate Finance: executed **>150 life sciences transactions, including 40 IPOs** ***raising more than €4bn***

NED: Nexstim (NXTMH.HE), Novacyt (NYCT.L), Vectura PLC (VEC.L)



Oern Stuge, MD

Physician with 30+ years in medical device, health care and life sciences companies

Medtronic: 12 years in multiple senior management roles

NED: Lumenis, Mainstay Medical (MSTY.PA), Balt Extrusion, Pulmonx, Phagenesis, OrthoD Ltd, EchoSens SA



Tim Barberich

40+ years in medical device and pharmaceutical companies

Sepracor: Founder & CEO (NASDAQ: SEPR)

Sold to Dainippon for $2.6Bn

NED: BioNevia, Verastem (NASDAQ: VSTM), TScan Therapeutics, Frequency Therapeutics

19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only; Property of GI Dynamics, Inc.

15

US Intellectual Property 76 issued and pending U.S. and non-U.S. patents 38 issued U.S. patents and maintain 7 pending U.S. patent applications OUS Intellectual Property 10 issued patents in the European Patent Convention region (including Germany and the United Kingdom) 5 pending PCT applications and 15 pending foreign patent applications across Europe, China, Hong Kong, India, and Israel. Coverage Our patents and patent applications cover, but are not limited to, the following areas: Implant: Liner and anchor Systems: Delivery and removal systems Device placement Treatment alternatives Our current issued patents expire between 2023 and 2031 Pending applications – if/when issued – expire 2039 - 2041 Expanded Intellectual Property Portfolio EndoBarrier is not approved for sale and is limited by federal law to investigational use only; Property of GI Dynamics, Inc.

Corporate Lines of Effort

Financing	• US$10m investment: Warrant Conversion: US$5.4m / Potential new Note: US$4.6m • Cash out projection: first half March 2020 • ASX listing maintained
STEP-1 Clinical Trial **US Pivotal RCT**	• Stage 1: 50 EndoBarrier / ~17 Control (3:1) • Clinical systems ready, IRB: approval by WIRB & Brigham & Women's, 5 clinical sites qualified • *Currently enrolling* • Target enrollment completion: Q1 2020
I-STEP Clinical Trial **India Pivotal RCT** **with Apollo Sugar**	• 100: 75 EndoBarrier / 25 Control (3:1) • IRB, CDSCO *reviews underway* • Target enrollment initiation: Q4 2019 • Target enrollment completion: Q2 2020
CE Mark	• Technical File and Quality Management System: Preparing for audit • Notified Body activities: Scheduling inspections • Target completion: Q1 2020
Additional	• Market access / revenue preparation: reimbursement in Europe, pricing optimization • Intellectual Property: continuing to develop IP and add to IP portfolio

19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.

17

Conclusion

- Turnaround efforts have largely been completed with much success
- New leadership has shown consistent execution while maintaining lean expenditures
- FDA approved Stage 1 of U.S. pivotal trial: STEP-1
- Partnership with Apollo Sugar to further study EndoBarrier in India: I-STEP
- Unique implant with a well characterized Benefit : Risk Profile with significant clinician support
- Company is laser-focused on execution of clinical trials and CE Mark efforts
- Committed current investors
- Company history and current pricing provide significant upside opportunity

Entire team fully committed to treating patients diagnosed with type 2 diabetes/obesity, bringing EndoBarrier to market while maximizing shareholder value

19 September 2019

EndoBarrier is not approved for sale and is limited by federal law to investigational use only;
Property of GI Dynamics, Inc.

18

EndoBarrier is not approved for sale and is limited by federal law to investigational use only; Property of GI Dynamics, Inc. Thank you